Note 30 - Contingencies	12 Months Ended
Dec. 31, 2021
Statement Line Items [Line Items]
Disclosure of contingent liabilities [text block]
30.	CONTINGENCIES

The Company has contingent liabilities related to lawsuits arising in the normal course of its business. Due to their nature, such legal proceedings involve certain uncertainties including, but not limited to, court and tribunal rulings, negotiations between affected parties and governmental actions, and therefore the Company’s management cannot estimate the likely timing of the resolution of these matters at this stage.

Contingent liabilities with a probable outcome are fully recorded as liabilities (Note 27 - Provisions).

The Company and its subsidiaries have lawsuits related mainly to tax for which the likelihood of loss is classified as possible by management, and for which there are no provisions. The composition and estimates of these amounts are as follow:

	2021	2020

Income tax and social contribution	54,258.7	53,898.0
Value-added and excise taxes	23,912.4	23,299.3
PIS and COFINS	2,667.6	2,746.3
Others	1,606.3	1,603.5
	82,445.0	81,547.1

Principal lawsuits with a likelihood of possible loss

Brazilian Federal Taxes

Goodwill InBev Holding

In December 2011, Ambev received a tax assessment related to the goodwill amortization resulting from the InBev Holding Brasil S.A. merger with Ambev. At the administrative level, Ambev received partially favorable decisions at both the Lower and Upper Administrative Court. Ambev filed judicial proceedings to discuss the unfavorable portion of the decisions of the Lower and the Upper Administrative Court and requested injunctions to suspend the enforceability of the remaining tax credit, which were granted.

In June 2016, Ambev received a new tax assessment charging the remaining value of the goodwill amortization and filed a defense. Ambev received partially favorable decisions at the first level administrative court and Lower Administrative Court. Ambev filed a Special Appeal which was partially admitted and awaits judgment by the Upper Administrative Court. For the unfavorable portion of the decision which became final at the administrative level, Ambev filed a judicial proceeding requesting an injunction to suspend the enforceability of the remaining tax credit, which was granted.

The updated assessed amount related to this uncertain tax position, as per IFRIC 23 and according to explanatory note 3(i) - Summary of Significant Accounting Policies, as of December 31, 2021 is approximately R$10.4 billion (R$10.2 billion as of December 31, 2020). Ambev has not recorded any provisions for this matter based on the probability of loss of the lawsuit. In the event Ambev is required to pay these amounts, AB-Inbev will reimburse Ambev the amount proportional (70%) to the benefit received by the company pursuant to the merger protocol, as well as the related costs.

Goodwill BAH

In October 2013, Ambev received a tax assessment related to the goodwill amortization resulting from the merger of Beverage Associates Holding Limited (“BAH”) into Ambev. The decision from the first level administrative court was unfavorable and Ambev filed an appeal to the Lower Administrative Court against the decision which was partially favorable to Ambev. Ambev and the tax authorities filed Special Appeals to the Upper Administrative Court, which are awaiting judgment.

In April and August 2018, Ambev received new tax assessments charging the remaining value of the goodwill amortization and filed defenses. In April 2019, the first level administrative court rendered unfavorable decisions to Ambev. As a result, thereof, Ambev appealed to the Lower Administrative Court. In November and December 2019, the Lower Administrative Court rendered partially favorable decisions and Ambev filed Special Appeals to the Upper Administrative Court, which are awaiting judgment.

The updated assessed amount related to this uncertain tax position, as per IFRIC 23 and according to explanatory note 3(i) - Summary of Significant Accounting Policies, as of December 31, 2021 is approximately R$2.3 billion (R$2.3 billion as of December 31, 2020). Ambev has not recorded any provisions for this matter based on the probability of the lawsuit.

Goodwill CND Holdings

In November 2017, Ambev received a tax assessment related to the goodwill amortization in calendar years 2012 to 2016 resulting from the merger of CND Holdings into Ambev. The decision from the first-level administrative court was unfavorable to Ambev. Ambev filed an appeal to the Lower Administrative Court. In February 2020, Ambev received a partially favorable decision at the Lower Administrative Court. Ambev and the tax authorities filed Special Appeals to the Upper Administrative Court which are awaiting judgment.

The updated assessed amount related to this uncertain tax position, as per IFRIC 23 and according to explanatory note 3(i) - Summary of Significant Accounting Policies, as of December 31, 2021 was approximately R$0.9 billion (R$1.0 billion as of December 31, 2020). Ambev has not recorded any provisions for this matter based on the probability of loss of the lawsuit.

Foreign earnings

Since 2005, Ambev and certain of its subsidiaries have been receiving assessments from the Brazilian Federal Tax Authorities relating to the profits of its foreign subsidiaries. The cases are being challenged at both the administrative and judicial levels of the courts in Brazil.

The administrative proceedings have resulted in partially favorable decisions, which are still subject to review by the Administrative Court. In the judicial proceedings, Ambev has received favorable injunctions that suspend the enforceability of the tax credit, as well as favorable first level decisions, which remain subject to review by the second-level judicial court.

The updated assessed amount related to this uncertain tax position as per IFRIC 23 and according to explanatory note 3(i) - Summary of Significant Accounting Policies, as of December 31, 2021 is approximately R$7.5 billion (R$7.3 billion as of December 31, 2020) and Ambev has not recorded any provisions for this matter based on the probability of the lawsuit, except for the amount of R$54.1 million (R$53 million at December 31, 2020).

Disallowance of Expenses and Deductibility of Losses

In 2015, 2016 and 2020, Ambev received tax assessments related to the disallowance of alleged non-deductible expenses and the deduction of certain losses mainly associated to financial investments and loans. Ambev presented defenses and, in November 2019, received a favorable decision at the first level administrative court regarding the 2016 case, which is subject to mandatory review by the Lower Administrative Court. In June 2021, Ambev received a partially favorable decision for the 2020 case at the first level administrative court and filed an appeal to the Lower Administrative Court. The favorable portion of the decision is also subject to mandatory review by the Lower Administrative Court. The 2015 case is still pending decision by the first level administrative court.

The updated assessed amount related to this uncertain tax position, as per IFRIC 23 and according to explanatory note 3(i) - Summary of Significant Accounting Policies, as of December 31, 2021 is approximately R$5 billion (R$5 billion as of December 31, 2020). Ambev has not recorded any provisions for this matter based on the probability of loss of the lawsuit.

Disallowance of taxes paid abroad

Since 2014, Ambev has been receiving tax assessments from the Brazilian Federal Tax Authorities, for calendar years as of 2007, related to the disallowance of deductions associated with alleged unproven taxes paid abroad by its subsidiaries and has been filing defenses. The cases are being challenged at the administrative and judicial levels.

In November 2019, the Lower Administrative Court rendered a favorable decision to Ambev in one of the cases (regarding to the 2010 tax period), which became definitive.

In January 2020, the Lower Administrative Court rendered unfavorable decisions regarding four of these assessments related to the periods of 2015 and 2016. In these cases, Ambev filed Special Appeals for analysis by the Upper Administrative Court which are pending decisions. With respect to the periods of 2015 and 2016, tax assessments were filed to charge isolated fines due to the lack of monthly prepayments of income tax as a result of allegedly undue deductions of taxes paid abroad against which Ambev filed defenses. In 2021, Ambev received unfavorable decisions from the first level administrative court in two of these assessments and filed appeals in connection therewith, which are pending judgment by the Lower Administrative Court. There is a third tax assessment charging such isolated fine that awaits judgment by the first level administrative court.

The other cases are still awaiting final decisions at both administrative and judicial courts.

The updated assessed amount as of December 31, 2021 was approximately R$11.3 billion (R$11.7 billion as of December 31, 2020), and based on the probability of loss Ambev has not recorded any provisions for the period.

This uncertain tax position, as per IFRIC 23 and according to explanatory note 3(i) - Summary of Significant Accounting Policies, continued to be applied by the Company impacting calendar years following those assessed (2018-2021). In a scenario Ambev is questioned on this matter for future periods, on the same basis and under the same arguments as the aforementioned tax assessments, Ambev management estimates that the outcome of such potential further assessments would be consistent to the already assessed periods.

Presumed Profit

In April 2016, Arosuco (a subsidiary of Ambev) received a tax assessment regarding the use of the “presumed profit” method for the calculation of income tax and the social contribution on net profits instead of the “real profit” method. In September 2017, Arosuco received an unfavorable first level administrative decision and filed an appeal. In January 2019, the Lower Administrative Court rendered a favorable decision to Arosuco, which became definitive.

In March 2019, Ambev received a new tax assessment regarding the same subject and filed a defense. In October 2019, Arosuco received an unfavorable first level administrative decision and filed an appeal.

The updated assessed amount related to this uncertain tax position, as per IFRIC 23 and according to explanatory note 3(i) - Summary of Significant Accounting Policies as of December 31, 2021 is approximately R$534.5 million (R$519.0 million as of December 31, 2020). Arosuco has not recorded any provisions for this matter based on the probability of loss of the lawsuit.

Disallowance on Income Tax deduction

In January 2020, Arosuco (Ambev’s subsidiary), received a tax assessment from the Federal Revenue Service of Brazil regarding the disallowance of the income tax reduction benefit provided for in Provisional Measure No. 2199-14/2001, for calendar years 2015 to 2018, and an administrative defense was filed. In October 2020, the first level administrative Court rendered an unfavorable decision to Arosuco. Arosuco filed an appeal against the aforementioned decision and awaits judgment by the Lower Administrative Court.

The updated assessed amount as of December 31, 2021 was approximately R$2.1 billion (R$2.0 billion as of December 31, 2020). Arosuco has not recorded any provision for this matter based on the probability of loss of the lawsuit.

This uncertain tax position, as per IFRIC 23 and according to explanatory note 3(i) - Summary of Significant Accounting Policies, continued to be applied by the Company impacting calendar years following those assessed (2019-2021) in which it benefited from the income tax reduction provided for in Provisional Measure No. 2199-14/2001. In a scenario Arosuco is questioned on this matter for future periods, on the same basis and arguments as the aforementioned tax assessment, Arosuco management estimates that the outcome of such potential further assessments would be consistent to the already assessed periods.

Deductibility of IOC expenses

In 2013, as approved in a Shareholders Meeting, Ambev implemented a corporate restructuring with the purpose of simplifying its corporate structure and convert into a single class of shares company, among other factors. One of the steps of such restructuring involved a contribution of shares followed by the merger of shares of its controlled entity Companhia de Bebidas das Américas into Ambev. As one of the results of such restructuring, the counterpart register of the positive difference between the value of shares issued for the merger and the net equity value of its controlled entity’s share was accounted, as per IFRS 10/CPC 36 and ICPC09, in an equity account of Ambev referred to as carrying value adjustment.

In November 2019, Ambev received a tax assessment from the Brazilian Federal Tax Authorities related to the interest on capital (“IOC”) deduction in 2014. The assessment refers primarily to the accounting and corporate effects of the restructuring carried out by the Company in 2013 and its impacts on the increase in the deductibility of IOC expenses. In August 2020, Ambev received a partially favorable decision at the first level administrative Court and filed an Appeal to the Lower Administrative Court which awaits judgement. The favorable portion of the decision is subject to mandatory review by the Lower Administrative Court.

In December 2020, Ambev received a new tax assessment related to the deduction of the IOC in 2015 and 2016. The defense against such new tax assessment was filed by Ambev in January 2021. In June 2021, Ambev received a partially favorable decision from the first level administrative court and filed an appeal to the Lower Administrative Court, which also awaits judgment. Similar to the first tax assessment, the favorable portion of the decision is also subject to mandatory review by the Lower Administrative Court.

The updated assessed amount as of December 31, 2021 is approximately R$10.5 billion (R$10.2 billion as of December 31, 2020). Ambev has not recorded any provisions for this matter based on the probability of loss of the lawsuit.

The uncertain tax position, as per IFRIC 23 and according to explanatory note 3(i) - Summary of Significant Accounting Policies, continued to be adopted by the Company as it also distributed IOC in the years following the assessed period (2017-2021) and deducted such amounts from its Corporate Income Taxes taxable basis. Therefore, in a scenario where the IOC deductibility would also be questioned for the period after 2016, on the same basis and arguments as the aforementioned tax assessments, Ambev management estimates that the outcome of such potential further assessments would be consistent to the already assessed periods.

PIS and COFINS

PIS/COFINS over bonus products

Since 2015, Ambev has received tax assessments issued by the Brazilian Federal Tax Authorities related to amounts allegedly due as social contribution on gross revenue (PIS/COFINS) on bonus products granted to its customers. The cases are challenged at the administrative and judicial levels of the courts. In 2020, Ambev received final favorable decisions at the administrative level, some of which are still subject to review. At the judicial level, there is only one case that is now pending a decision by the Second Level Judicial Court after the First Level Judicial Court rendered an unfavorable decision to Ambev.

Ambev management estimates the possible losses related to these assessments at approximately R$1.8 billion as of December 31, 2021 (R$1.7 billion as of December 31, 2020), classified as possible loss.

ICMS and IPI

ICMS tax war

Ambev is currently challenging tax assessments issued by the states of São Paulo, Rio de Janeiro, Minas Gerais, among others, questioning the legality of ICMS tax credits arising from transactions with companies that have tax incentives granted by other states. The cases are being challenged at both the administrative and judicial level of the courts.

In August 2020, the STF issued a binding decision (Extraordinary Appeal No. 628.075) recognizing the constitutionality ruling that tax credits granted by the states in the context of the ICMS tax war shall be consider unlawful. The decision also recognized that potential enforcement of tax assessments previously issued by the states should abide by the tax incentives validation process provided for in Complementary Law No. 160/17.

Ambev’s management estimates the possible losses related to these assessments to be approximately R$2.0 billion as of December 31, 2021 (R$2.0 billion as of December 31, 2020) and have not recorded any provisions in connection therewith.

ICMS-ST Trigger

Over the years, Ambev has received tax assessments to charge supposed ICMS differences considered due when the price of the products sold by Ambev is above the fixed price table basis established by the relevant States, cases in which the State tax authorities understand that the calculation basis should be based on a value-added percentage over the actual prices and not the fixed table price. Ambev is currently challenging those charges before the courts. The cases are being challenged at both the administrative and judicial levels of the courts. Ambev management estimates the amount related to this issue to be approximately R$8.4 billion as of December 31, 2021 (R$8.6 billion as of December 31, 2020), classified as a possible loss and, therefore, for which Ambev has made no provision for the period.

ICMS - PRODEPE

In 2015, Ambev received a tax assessment issued by the State of Pernambuco to charge ICMS differences due to an alleged non-compliance with the state tax incentive agreement (“PRODEPE”) as a result of the rectification of its monthly reports. The state tax authorities understood that Ambev was not able to use the incentive due to this rectification. In 2017, Ambev had a final favorable decision in the sense that such assessment was null due to formal mistakes of the tax auditor. However, in September 2018, Ambev received a new tax assessment to discuss the same matter.

With regards to this new tax assessment, in June 2020 Ambev received the First Level Administrative decision, which was partially favorable to the Company in the sense of recognizing the miscalculation of the tax incentive credit by the tax auditor. The favorable portion of the aforementioned decision is final and unappealable. As to the unfavorable portion, Ambev filed an administrative appeal which is awaiting judgement. Furthermore, there are other assessments related to PRODEPE, some of which are already being discussed in the judicial level.

Ambev management estimates the possible losses related to this issue to be approximately R$596.3 million as of December 31, 2021 (R$615,1 million as of December 31, 2020) and has made no provision for the period.

Manaus Free Trade Zone - IPI and PIS/COFINS

In Brazil, goods manufactured within the Manaus Free Trade Zone intended for remittance elsewhere in Brazil are exempt and/or zero rated from IPI excise tax and social contributions (PIS/COFINS). With respect to IPI, Ambev’s subsidiaries have been registering IPI excise tax presumed credits upon the acquisition of exempted goods manufactured therein. Since 2009, Ambev has been receiving several tax assessments from the Brazilian Federal Tax Authorities relating to the disallowance of such credits.

Ambev has also been receiving charges from the Brazilian Federal Tax Authorities in relation to (i) federal taxes allegedly unduly offset with the disallowed presumed IPI excise tax credits that are under discussion in these proceedings and (ii) amounts of PIS and COFINS allegedly over Arosuco’s remittances to Ambev.

In April 2019, the Federal Supreme Court (“STF”) announced its judgment on Extraordinary Appeal No. 592,891/SP, with binding effects, deciding on the rights of taxpayers registering presumed IPI excise tax credits on acquisitions of raw materials and exempted inputs originating from the Manaus Free Trade Zone. As a result of this decision, Ambev reclassified part of the amounts related to the IPI cases as remote losses maintaining as possible losses only issues related to other additional discussions that were not included in the analysis of the STF.

The cases are being challenged at both the administrative and judicial levels. Ambev management estimates the possible losses in relation to these assessments to be R$4.9 billion as of December 31, 2021 (R$4.8 billion as of December 31, 2020). Ambev has not recorded any provision in connection with these assessments.

IPI Suspension

In 2014 and 2015, Ambev received tax assessments from the Brazilian federal tax authorities relating to IPI excise tax allegedly due over remittances of manufactured goods to other related factories. The cases are being challenged at both administrative and judicial levels. In 2020, Ambev received a final partial favorable decision at the administrative level in one of the cases. The cases which are being discussed at judicial courts are still at an initial stage.

Ambev management estimates the possible losses related to these assessments to be approximately R$1.6 billion as of December 31, 2021 (R$1.6 billion as of December 31, 2020). Ambev has not recorded any provision in connection with these assessments.

ICMS - AM

In 2016 Arosuco (Ambev’s subsidiary) received tax assessments issued by the State of Amazonas to charge alleged differences in ICMS due to questions about the calculation basis applied in sales transactions by Ambev to its subsidiaries. The cases are being challenged at the administrative court. Arosuco management estimates the possible losses related to these assessments to be approximately R$521.3 million as of December 31, 2021 (R$509.8 million as of December 31, 2020) and has not recorded any provisions in connection therewith.

ICMS – ZFM

In 2018 and 2021 Ambev received tax assessment issued by the States of Rio Grande do Sul and São Paulo to charge alleged ICMS credits booked by Ambev’s subsidiaries on remittances of inputs manufactured within the Manaus Free Trade Zone. The cases are being challenged at the administrative level. Ambev management estimates the possible losses related to these assessments to be approximately R$ 663.3 million as of December 31, 2021 (R$ 66.7 million as of December 31, 2020), 2021 and has not recorded any provisions in connection therewith.

ICMS – FAIN

Over the last years, Ambev received tax assessments issued by the State of Paraíba due to an alleged non-compliance with the State Tax Incentive Program (“FAIN”). The State tax authorities’ position was that Ambev could not enjoy the tax incentive granted to Companhia de Bebidas (incorporated company), among other allegations related to the calculation method of the tax incentive itself.

Ambev management estimates the possible losses related to these assessments to be approximately R$ 540.5 million as of December 31, 2021 (R$ 523 million as of December 31, 2020) and has not recorded any provisions in connection therewith.

Contingent assets

In 2017, the STF decided for, in the judgment of RE No. 574,706/PR, with binding effects, the unconstitutionality of the inclusion of ICMS in the taxable basis of PIS and COFINS. Such decision was ratified by the STF in May 2021, within the judgement of the amendment presented by the General Attorney's Office (PGFN), when the Court confirmed that the ICMS to be excluded from the PIS and COFINS taxable basis is that declared in the invoice and determined that the decision should produce effects only as of March 15, 2017 (date on which RE 574,706/PR was ruled), except for taxpayers who had judicial and administrative claims filed until that date (which is the case of the Company and its subsidiaries).

The Company and its subsidiaries have several lawsuits related to the matter, some with final and unappealable favorable decisions. As the federal tax regime applicable to the soft drinks and beer sector has changed over time, the Company and its subsidiaries have lawsuits which refers to three different periods: (i) 1990 to 2009, (ii) 2009 to 2015 (period in which the “REFRI Taxation Model” was in force - special soft drinks and beer regime, provided for Article 58-J of Law No. 10,833, of 2003) and (iii) from 2015 onwards (also known as “New Model Taxation”).

In 2018, 2019, 2020 and 2021, the Company and its subsidiaries recognized, in accordance with IAS 37, recoverable tax credits related to this matter in the total amount of R$7.3 billion, of which (i) R$0.5 billion is related to period from 1990 to 2009 and R$2.4 billion refers to New Model Taxation, being R$1.7 billion related to period from 05/2015 to 02/2017 and R$0.7 related to period from 03/2017 to 12/2018 when the Company and its subsidiaries implemented the judicial decisions authorizing the exclusion of the ICMS from PIS and COFINS taxable basis in its regular transactions and which right of recovery is protected considering the decision rendered by the STF in the context of the judgment of RE 574.706/PR and (ii) R$4.4 billion is related to periods from 2009 to 2015, during which the REFRI Taxation Model was in effect. Part of these amounts has already been offset by the Company and its subsidiaries, according to the final and unappealable decision of the respective judicial lawsuit and the necessary administrative procedures. Amounts yet to be offset remain registered in the asset account (see Note 18 – Recoverable Taxes).

The accounting recognition of the amounts mentioned above occurred as a result of (i) the realization of the gain being virtually certain according to the decision provided by the STF in RE 574,706/PR and the specific circumstances of each case; and (ii) the fact that the amount could be estimated with sufficient reliability, by collecting the respective documents and quantifying the related amount. As to the tax credit related to the period in which the REFRI was in force, the amount could be estimated with sufficient reliability after several analysis being made (with the assistance of our external consultants) that allowed: (i) the identification of the total ICMS included per liter in the retail selling prices that were verified by the Federal Government at the time and that had impact in the reference prices used as basis for determination of the PIS and COFINS; and (ii) the calculation of the exclusion of such total ICMS from the taxable basis of PIS and COFINS in the transactions carried out by the Company and its subsidiaries.

In addition, with respect to transactions realized after the implementation of the individual judicial decisions authorizing the exclusion of the ICMS from the PIS and COFINS taxable basis, the Company and its subsidiaries had a positive impact of R$3.7 billion, net of the amounts mentioned above, which represented a reduction in the PIS and COFINS expense.

For additional matters related to the New Model Taxation, the Company estimates that the contingent asset corresponds to R$0.2 billion, which will be recognized once the realization of the gain is virtually certain given the specific circumstances of the case and upon confirmation of the estimated values with sufficient reliability.